Exhibit 99.1
American Residential Properties Announces Results of a Special Meeting of Stockholders

SCOTTSDALE, Ariz., February 26, 2016 - American Residential Properties, Inc. (NYSE: ARPI) (“ARPI”) today announced that in its special meeting of stockholders held earlier today, its stockholders approved the merger of ARPI with and into a wholly owned subsidiary of American Homes 4 Rent (NYSE: AMH) (“AMH”).

ARPI stockholders approved the merger with AMH by an affirmative vote of over 86% of ARPI’s outstanding shares. More than 27.8 million shares, or 99.8% of the shares voted, were voted in favor of the merger. The merger is expected to close on February 29, 2016, subject to the satisfaction or waiver of all closing conditions related to the transaction.

Stephen G. Schmitz, ARPI’s Chairman and Chief Executive Officer stated, “We greatly appreciate our stockholders’ overwhelming vote in support of this merger, and we look forward to the opportunities our stockholders will have to benefit from the synergies created by this merger.”

As previously announced, on December 3, 2015 the Company entered into a definitive agreement with AMH and certain of its subsidiaries, pursuant to which, among other things, each outstanding share of common stock of the Company will be converted into the right to receive 1.135 Class A common shares, $0.01 par value per share, of AMH when the merger closes.

About American Residential Properties, Inc.
American Residential Properties, Inc. is an internally managed real estate company, organized as a REIT for federal income tax purposes, that acquires, owns and manages single-family homes as rental properties in select communities nationwide.

Additional information about ARPI can be found on ARPI’s website at www.amresprop.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. These forward-looking statements relate to the closing of the merger. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of AMH or ARPI to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the satisfaction or waiver of conditions to the merger, the ability of third parties to fulfill their obligations relating to the proposing transactions, and the risk that the merger or other transactions contemplated by the definitive merger agreement may not be completed in the time frame expected by the parties or at all. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, AMH’s or ARPI’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date of this report and neither AMH nor ARPI undertakes any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTOR CONTACT:	American Residential Properties, Inc.
Shant Koumriqian
Chief Financial Officer
ir@americanresidentialproperties.com
480-474-4800

MEDIA CONTACT:	Financial Profiles, Inc.
Lisa Mueller
lmueller@finprofiles.com
310-622-8231